Exhibit 10.5
SECOND AMENDMENT TO
SERIES 2009-VFC1 SUPPLEMENT

This SECOND AMENDMENT TO SERIES 2009-VFC1 SUPPLEMENT, dated as of June 15, 2011 (this “Amendment”) is made among World Financial Network National Bank, a national banking association (“WFN”), as Servicer (“Servicer”), WFN Credit Company, LLC, a Delaware limited liability company (“WFN Credit”), as Transferor (“Transferor”) and Union Bank, N.A. (formerly known as Union Bank of California, N.A., successor in interest to JPMorgan Chase Bank, N.A.), not in its individual capacity but solely as Trustee (“Trustee”) under the Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, as amended and restated as of September 28, 2001 (as further amended as of April 7, 2004, March 23, 2005, October 26, 2007, and March 30, 2010, and as modified by a Trust Combination Agreement dated as of April 26, 2005, and as further amended, restated and otherwise modified from time to time, the “Agreement”).  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Agreement, as supplemented by that certain Series 2009-VFC1 Supplement, dated as of March 31, 2009 (as amended by the First Amendment to Series 2009-VFC1 Supplement, dated as of March 30, 2010), among the Servicer, the Transferor and the Trustee (as amended, restated and otherwise modified from time to time, the “Series Supplement”).

Background

A.  The parties hereto have entered into the Agreement and the Series Supplement.

B.  The parties hereto wish to amend the Series Supplement as set forth in this Amendment.

Agreement

1.           Amendment of the Series Supplement.  Section 1 of the Series Supplement is hereby amended by adding a new subsection (d) to read in its entirety as follows:

(d)              The Series 2009-VFC1 Certificates shall be “Designated Investor Certificates” for the purposes of Section 2.9(c) of the Agreement.

2.           Binding Effect; Ratification.  (a) This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)              On and after the execution and delivery hereof, this Amendment shall be a part of the Series Supplement and each reference in the Series Supplement to “this Series Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Series Supplement shall mean and be a reference to such Series Supplement as amended hereby.

1	Second Amendment to Series 2009 VFC1 Series Supplement

(c)              Except as expressly amended hereby, the Series Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3.           Miscellaneous.  (a)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

(b)              Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)              This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.  Counterparts of this Amendment may be delivered by facsimile or electronic transmission.

(d)              The Trustee shall not be responsible for the validity or sufficiency of this Amendment, nor for the recitals contained herein.

[Signature Page Follows]

2
                                                    Second Amendment to
Series 2009 VFC1 Series Supplement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK NATIONAL BANK, as Servicer

By: /s/ Ronald C. Reed
Name:  Ronald C. Reed
Title:  Treasurer

WFN CREDIT COMPANY, LLC, as Transferor

By: /s/ Daniel T. Groomes
Name:  Daniel T. Groomes
Title:  President

UNION BANK, N.A., not in its individual capacity, but solely as Trustee

By: /s/ Eva Aryeetey
Name:  Eva Aryeetey
Title:  Vice President

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